Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of June 25, 2014, by and among Eclipse Resources Corporation, a Delaware corporation (the “Company”), Eclipse Resources Holdings, L.P., a Delaware limited partnership (“Eclipse Holdings”), EnCap Energy Capital Fund VIII, L.P., a Texas limited partnership (“EnCap VIII”), EnCap Energy Capital Fund VIII Co-Investors, L.P., a Texas limited partnership (“EnCap VIII Co-Investors”), EnCap Energy Capital Fund IX, L.P., a Texas limited partnership (“EnCap IX”), CKH Partners II, L.P., a Pennsylvania limited partnership (“CKH II”), The Hulburt Family II Limited Partnership, a Pennsylvania limited partnership (“Hulburt Family II”), Kirkwood Capital, L.P., a Pennsylvania limited partnership (“Kirkwood”), and Eclipse Management, L.P., a Delaware limited partnership (“Eclipse Management”).

WHEREAS, in connection with, and in consideration of, the transactions contemplated by the Company’s Registration Statement on Form S-1 (File No. 333-195679) and the Master Reorganization Agreement (as hereinafter defined), the Parties (other than the Company) have requested, and the Company has agreed to provide, registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party hereto, the Parties hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” of any specified Person means any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, “control” of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Blackout Period” has the meaning set forth in Section 3(n).

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the State of Texas or the State of New York are authorized or required to be closed.

“CKH II” has the meaning set forth in the preamble.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” has the meaning set forth in the preamble.

“Company Securities” means any equity interest of any class or series in the Company.

“Demand Notice” means a Holdings Demand Notice or Holder Demand Notice.

“Demand Registration” means a Holdings Demand Registration or a Holder Demand Registration.

“Eclipse Holdings” has the meaning set forth in the preamble.

“Eclipse Management” has the meaning set forth in the preamble.

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Period” has the meaning set forth in Section 2(a)(iv).

“EnCap VIII” has the meaning set forth in the preamble.

“EnCap VIII Co-Investors” has the meaning set forth in the preamble.

“EnCap IX” has the meaning set forth in the preamble.

“EnCap Parties” means, collectively, EnCap VIII, EnCap VIII Co-Investors and EnCap IX, and “EnCap Party” means any of them.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holder” means: (i) Eclipse Holdings at any time that it holds Registrable Securities; (ii) EnCap VIII at any time that it holds Registrable Securities; (iii) EnCap VIII Co-Investors at any time that it holds Registrable Securities; (iv) EnCap IX at any time that it holds Registrable Securities; (v) CKH II at any time that it holds Registrable Securities; (vi) Hulburt Family II at any time that it holds Registrable Securities; (vii) Kirkwood at any time that it holds Registrable Securities; (viii) Eclipse Management at any time that it holds Registrable Securities; and (ix) any holder of Registrable Securities to whom registration rights conferred by this Agreement have been transferred in compliance with Section 9(d) hereof; provided, however, that any Person referenced in clause (ix) shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Holder Demand Notice” has the meaning set forth in Section 2(a)(ii).

“Holder Demand Registration” has the meaning set forth in Section 2(a)(ii).

“Holdings Demand Notice” has the meaning set forth in Section 2(a)(i).

“Holdings Demand Registration” has the meaning set forth in Section 2(a)(i).

“Hulburt Family II” has the meaning set forth in the preamble.

“Initiating Holder” means the Holder delivering the Demand Notice or the Underwritten Offering Notice, as applicable.

“Kirkwood” has the meaning set forth in the preamble.

“Limited Partner” means a limited partner of Eclipse Holdings.

“Losses” has the meaning set forth in Section 6(a).

“Master Reorganization Agreement” means that certain Master Reorganization Agreement, dated as of June 6, 2014, by and among Eclipse Resources I, LP, a Delaware limited partnership, Eclipse GP, LLC, a Delaware limited liability company, EnCap VIII, EnCap VIII Co-Investors, EnCap IX, CKH II, Hulburt Family II, Kirkwood, Eclipse Management, Eclipse Holdings, the Company, Benjamin W. Hulburt, Christopher K. Hulburt and Thomas S. Liberatore.

“Material Adverse Change” means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States; (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States; (iii) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States or the declaration by the United States of a national emergency or war or a change in national or international financial, political or economic conditions; and (iv) any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of the Company and its subsidiaries taken as a whole.

“Minimum Amount” has the meaning set forth in Section 2(a)(iii).

“Parties” means the Company, Eclipse Holdings, EnCap VIII, EnCap VIII Co-Investors, EnCap IX, CKH II, Hulburt Family II, Kirkwood, Eclipse Management and any Person that may become a party to this Agreement pursuant to the terms hereof.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, estate, trust, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Notice” has the meaning set forth in Section 2(c)(i).

“Piggyback Registration” has the meaning set forth in Section 2(c)(i).

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Records” has the meaning set forth in Section 3(l).

“Registrable Securities” means the Shares; provided, however, that Registrable Securities shall not include: (i) any Shares the offering and sale of which has been registered under the Securities Act, and that have been disposed of pursuant to an effective Registration Statement; (ii) any Shares transferred to a Person who is not entitled to the registration and other rights hereunder; (iii) any Shares that have been sold or transferred by the Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144; (iv) any Shares that may be sold pursuant to Rule 144(b)(1) without the necessity of meeting the conditions set forth in Rule 144(c)(1); and (v) any Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise). The Company shall not be required to register the offering and sale of the same Registrable Securities under more than one Registration Statement at any one time.

“Registration Expenses” means: (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market or FINRA and (B) in compliance with applicable state securities or “Blue Sky” laws); (ii) reasonable printing expenses (including expenses of printing certificates for Company Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a Selling Stockholder included in the Registration Statement); (iii) reasonable messenger, telephone and delivery expenses; (iv) reasonable transfer agent fees; (v) reasonable fees and disbursements of counsel, auditors, accountants and independent petroleum engineers for the Company; (vi) Securities Act liability insurance, if the Company so desires such insurance; (vii) reasonable fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement; and (viii) all expenses relating to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show.”

“Registration Statement” means a registration statement of the Company in the form required to register the resale of the Registrable Securities under the Securities Act, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Requested Underwritten Offering” has the meaning set forth in Section 2(b)(i).

“Resale Distribution” has the meaning set forth in Section 2(a)(i).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar industry professionals and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder or Selling Stockholder.

“Selling Stockholder” means a Party (other than the Company) included as a selling stockholder selling Registrable Securities pursuant to a Registration Statement.

“Selling Stockholder Indemnified Persons” has the meaning set forth in Section 6(a).

“Senior Notes Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of June 26, 2013, by and among Eclipse Resources I, LP, the guarantors from time to time party thereto, and Blackstone Holdings Finance Co. L.L.C., GSO Eclipse Holdings I LP, MTP Energy Master Fund LTD, MTP Energy Opportunities Fund LLC, Magnetar Capital Fund II, LP, Hipparchus Fund LP, Magnetar Global Event Driven Fund LLC, Blackwell Partners LLC, Magnetar Structured Credit Fund, LP, Triangle Peak Partners Private Equity, LP, the Northwestern Mutual Life Insurance Company, the Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account, Northwestern Long Term Care Insurance Company and Northwestern Mutual Capital Mezzanine Fund III, LP.

“Shares” means the shares of Common Stock issued to Eclipse Holdings pursuant to the Master Reorganization Agreement and any other equity interests of the Company or equity interests in any successor of the Company issued in respect of such shares by reason of or in connection with any stock dividend, stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) covering Registrable Securities, as applicable.

“Suspension Period” has the meaning set forth in Section 3(o).

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“Underwriting Agreement” means that certain Underwriting Agreement, dated as of June 19, 2014, by and among Eclipse, CKH II, Hulburt Family II, Kirkwood, EnCap VIII, EnCap VIII Co-Investors, and EnCap IX, and Citigroup Global Markets Inc., Goldman, Sachs & Co., and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

“Underwritten Offering” means an underwritten offering of Common Stock in which shares of Common Stock are sold to one or more underwriters for reoffering to the public (whether a Requested Underwritten Offering or in connection with a public offering of Common Stock by the Company, a public offering of Common Stock by stockholders, or both, but excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8 (or any similar forms adopted after the date hereof as replacements therefor) or an offering on any registration statement form that does not permit secondary sales).

“Underwritten Offering Notice” has the meaning set forth in Section 2(b)(i).

“VWAP” means, as of a specified date and in respect of Registrable Securities, the volume weighted average price for such security on the Trading Market with respect to the Registrable Securities for the twenty (20) trading days immediately preceding, but excluding, such date.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections refer to Sections of this Agreement; (c) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law, statute or rule shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law, statute or rule; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

2. Registration.

(a) Demand Registration.

(i) At any time, Eclipse Holdings shall have, to the extent it holds Registrable Securities, the option and right, exercisable by delivering a written notice to the Company (a “Holdings Demand Notice”), to require the Company, pursuant to the terms of and subject to the limitations contained in this Agreement, to prepare and file with the Commission a Registration Statement registering the offering and sale of Registrable Securities (whether by Eclipse Holdings directly or indirectly by Limited Partners) on the terms and conditions specified in the Holdings Demand Notice, which may include sales on a delayed or continuous basis pursuant to Rule 415 pursuant to a Shelf Registration Statement (a “Holdings Demand Registration”). The Holdings Demand Notice must set forth the number and type of Registrable Securities that Eclipse Holdings anticipates will be included in such Holdings Demand Registration and the intended methods of disposition thereof. If Registrable Securities are to be distributed by Eclipse Holdings to one or more Limited Partners to permit the sale of such Registrable Securities directly by such Limited Partners as Selling Stockholders (such a distribution, a “Resale Distribution”), Eclipse Holdings shall deliver a written notice to each Limited Partner that (i) specifies the amount of Registrable Securities that Eclipse Holdings estimates distributing to such Limited Partner in the Resale Distribution, and (ii) offers such Limited Partner the right to include all (but not less than all) of such Registrable Securities in the Holdings Demand Registration. The Company shall use commercially reasonable efforts to include any Registrable Securities to be received by a Limited Partner upon a Resale Distribution in such Holdings Demand Registration if the Company has received a written request for inclusion therein from such Limited Partner within three (3) Business Days after Eclipse Holdings sends the Holdings Demand Notice.

(ii) At any time, any Holder (other than Eclipse Holdings, which shall exercise its demand registration rights pursuant to Section 2(a)(i)) shall have the option and right, exercisable by delivering a written notice to the Company (a “Holder Demand Notice”), to require the Company to, pursuant to the terms of and subject to the limitations contained in this Agreement, prepare and file with the Commission a Registration Statement registering the offering and sale of Registrable Securities on the terms and conditions specified in the Holder Demand Notice, which may include sales on a delayed or continuous basis pursuant to Rule 415 pursuant to a Shelf Registration Statement (a “Holder Demand Registration”). The Holder Demand Notice must set forth the number and type of Registrable Securities that the Initiating Holder anticipates will be included in such Holder Demand Registration and the intended methods of disposition thereof.

(iii) Notwithstanding anything to the contrary herein, in no event shall the Company be required to effectuate a Demand Registration for Registrable Securities having an aggregate value of less than $30 million based on the VWAP of such Registrable Securities as of the date of the Demand Notice (the “Minimum Amount”).

(iv) Within five (5) Business Days of the receipt of the Demand Notice, the Company shall give written notice of such Demand Notice to all Holders (other than the Initiating Holder) and, within thirty (30) days thereof (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case, within ninety (90) days thereof), shall, subject to the limitations of this Section 2(a), file a Registration Statement in accordance with the terms and conditions of the Demand Notice, which Registration Statement shall cover, in addition to the Registrable Securities set forth in the Demand Notice, all of the Registrable Securities that such Holders shall in writing request to be included in the Demand Registration (provided such request is given to the Company within ten (10) days of receipt of notice of the Demand Notice given by the Company pursuant to this Section 2(a)(iv) and includes such information regarding the requesting Holder as is required to be disclosed in connection with such Demand Registration pursuant to Regulation S-K promulgated under the Securities Act). If, following the receipt of written notice from the Company of a Demand Notice, Eclipse Holdings elects to undertake a Resale Distribution to permit its Limited Partners to participate in such Demand Registration, Eclipse Holdings shall promptly send written notice to the Limited Partners participating in the Resale Distribution that specifies the amount of Registrable Securities that Eclipse Holdings anticipates distributing to such Limited Partner in the Resale Distribution, and the Limited Partners may include such Registrable Securities in the Demand Registration if written notice is provided by the Limited Partners to the Company within the time period, and with the required information, set forth in the previous sentence. The Company shall use commercially reasonable efforts to cause such Registration Statement to become and remain effective under the Securities Act until the earlier of (A) one hundred eighty (180) days (or two (2) years if a Shelf Registration Statement is requested) after the Effective Date or (B) the date on which all Registrable Securities covered by such Registration Statement have been sold or cease to be Registrable Securities (the “Effectiveness Period”); provided, however, that such period shall be extended for a period of time equal to the period the Selling Stockholders refrain from selling any securities included in such Registration Statement at the request of an underwriter of the Company or the Company pursuant to this Agreement.

(v) Subject to the other limitations contained in this Agreement, the Company is not obligated hereunder to effect: (A) a Demand Registration within ninety (90) days of the closing of any Underwritten Offering, or (B) a subsequent Demand Registration pursuant to a Demand Notice if a Registration Statement covering all of the Registrable Securities covered by such Demand Notice shall already have become effective under the Securities Act and remains effective under the Securities Act and is sufficient to permit offers and sales of such Registrable Securities on the terms and conditions specified in such Demand Notice in accordance with the intended timing and method or methods of distribution thereof specified in such Demand Notice.

(vi) Subject to Section 2(a)(i), a Selling Stockholder may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon delivery of a notice by a Selling Stockholder to the effect that the Selling Stockholder is withdrawing Registrable Securities such that the remaining Registrable Securities are below the Minimum Amount, the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement.

(vii) Subject to the limitations contained in this Agreement, the Company shall effect any Demand Registration on such appropriate registration form of the Commission (x) as shall be selected by the Company and (y) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the Initiating Holder’s request for such registration; provided, however, that if the Company becomes, and is at the time of its receipt of a Demand Notice, a WKSI, the Demand Registration for any offering and selling of Registrable Securities shall be effected pursuant to an Automatic Shelf Registration Statement, which shall be on Form S-3 or any equivalent or successor form under the Securities Act (if available to the Company). If at any time a Registration Statement on Form S-3 is effective and a Selling Stockholder provides written notice to the Company that it intends to effect an offering of all or part of the Registrable Securities included on such Registration Statement, the Company will amend or supplement such Registration Statement as may be necessary in order to enable such offering to take place.

(viii) Without limiting Section 3, in connection with any Demand Registration pursuant to and in accordance with this Section 2(a), the Company shall (A) promptly prepare and file or cause to be prepared and filed (1) such additional forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents, as may be necessary or advisable to register or qualify the securities subject to such Demand Registration, including under the securities laws of such states as the Selling Stockholders shall reasonably request; provided, however, that no such registration or qualification shall be required in any jurisdiction where, as a result thereof, the Company would become subject to general service of process or to taxation or would be required to qualify to do business or register as a broker or dealer, and (2) such forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents as may be necessary to apply for listing or to list the Registrable Securities subject to such Demand Registration on the Trading Market and (B) do any and all other acts and things that may be reasonably necessary or appropriate or reasonably requested by the Selling Stockholders to enable the Selling Stockholders to consummate a public sale of such Registrable Securities in accordance with the intended timing and method or methods of distribution thereof.

(ix) In the event a Selling Stockholder transfers Registrable Securities included on a Registration Statement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such Selling Stockholder, the Company shall amend or supplement such Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Registration Statement; provided that in no event shall the Company be required to file a post-effective amendment to the Registration Statement unless (A) such Registration Statement includes only Registrable Securities held by the Selling Stockholder, Affiliates of the Selling Stockholder or transferees of the Selling Stockholder or (B) the Company has received written consent therefor from whom Registrable Securities have been registered on (but not yet sold under) such Registration Statement, other than the Selling Stockholder, Affiliates of the Selling Stockholder or transferees of the Selling Stockholder.

(b) Requested Underwritten Offering.

(i) Any Holder then able to effectuate a Demand Registration pursuant to the terms of Section 2(a) shall have the option and right, exercisable by delivering written notice to the Company (an “Underwritten Offering Notice”), to require the Company, pursuant to the terms of and subject to the limitations of this Agreement, to effectuate a distribution of Registrable Securities by means of an Underwritten Offering pursuant to an effective Registration Statement (or pursuant to an effective Automatic Shelf Registration Statement) (a “Requested Underwritten Offering”); provided, however, that the Registrable Securities requested to be included in such Requested Underwritten Offering have an aggregate value at least equal to the Minimum Amount. If, in connection with the submission of an Underwritten Offering Notice, Eclipse Holdings elects to undertake a Resale Distribution to permit its Limited Partners to directly participate in a Requested Underwritten Offering, Eclipse Holdings shall promptly send written notice to the Limited Partners participating in the Resale Distribution that specifies the amount of Registrable Securities that Eclipse Holdings anticipates distributing to such Limited Partner in the Resale Distribution and contains the information set forth in the Underwritten Offering Notice, and the Limited Partners may include such Registrable Securities in the Requested Underwritten Offering if written notice is promptly provided by the Limited Partners to the Company.

(ii) The managing underwriter or managing underwriters of a Requested Underwritten Offering shall be designated by the Initiating Holder (provided, however, that such designated managing underwriter or managing underwriters shall be a nationally recognized investment banking firm reasonably acceptable to the Company). Notwithstanding the foregoing, the Company is not obligated to effect a Requested Underwritten Offering within 90 days of the closing of an Underwritten Offering.

(iii) If the managing underwriter or underwriters of a proposed Requested Underwritten Offering of the Registrable Securities included in a Demand Registration advise the Company that, in its or their opinion, the number of securities requested to be included in such Requested Underwritten Offering exceeds the number which can be sold in such Requested Underwritten Offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the securities to be included in such Requested Underwritten Offering shall be allocated, (A) first, pro rata among the Parties (other than the Company) that (prior to any cutback) would participate in such Underwritten Offering based on the relative number of Registrable Securities that would be held by each such Party following any related Resale Distribution, if any; provided, however, that any securities thereby allocated to a Party that exceed such Party’s request shall be reallocated among the remaining Parties in like manner; (B) second, and only if all the securities referred to in clause (A) have been included in such registration, to the Company up to the number of securities that the Company proposes to include in such registration that, in the opinion of the managing underwriter or underwriters can be sold without having such adverse effect and (C) third, and only if all of the securities referred to in clause (B) have been included in such registration, up to the number of securities that in the opinion of the managing underwriter or underwriters can be sold without having such adverse effect.

(c) Piggyback Registration.

(i) If the Company shall at any time propose to conduct a registered offering of Common Stock (whether a registered offering of Common Stock by the Company or a registered offering of Common Stock by the Company’s stockholders (including a Requested Underwritten Offering), or both, but excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8 (or any similar forms adopted after the date hereof as replacements therefor) or an offering on any registration statement form that does not permit secondary sales), the Company shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least five (5) Business Days before) the commencement of such offering, which notice will set forth the principal terms and conditions of the issuance, including the proposed offering price (or range of offering prices), the anticipated filing date of the registration statement (if not yet filed) and the number of shares of Common Stock that are proposed to be registered (the “Piggyback Notice”); provided, however, notwithstanding any other provision of this Agreement, if the managing underwriter or managing underwriters of an Underwritten Offering (other than a Requested Underwritten Offering) advise the Company that in their reasonable opinion that the inclusion of a Holder’s Registrable Securities requested for inclusion in the subject Underwritten Offering (and any related registration, if applicable) would likely have an adverse effect on the price, timing, marketing or distribution of Common Stock proposed to be included in such Underwritten Offering, the Company shall have no obligation to provide a Piggyback Notice to such Holder and such Holder shall have no right to include any Registrable Securities in such Underwritten Offering (and any related registration, if applicable). The Piggyback Notice shall offer the Holders the opportunity to include in such offering (and any related registration, if applicable) the number of Registrable Securities as they may request (a “Piggyback Registration”); provided, however, that in the event that the Company proposes to effectuate the subject offering pursuant to an effective Shelf Registration Statement of the Company other than an Automatic Shelf Registration Statement, only Registrable Securities of Holders which are subject to such effective Shelf Registration Statement may be included in such Piggyback Registration. The Company shall use commercially reasonable efforts to include in each such Piggyback Registration such Registrable Securities for which the Company has received written requests for inclusion within three (3) Business Days (or within one (1) Business Day in the case of an “overnight” offering or “bought deal”) after sending the Piggyback Notice, provided that such written request sets forth such information regarding the Selling Stockholder as is required to be disclosed in connection with the offering (and any related registration, if applicable) pursuant to Regulation S-K promulgated under the Securities Act. If, following the receipt of a Piggyback Notice, Eclipse Holdings elects to undertake a Resale Distribution to permit its Limited Partners to participate in such Piggyback Registration, Eclipse Holdings shall send written notice to the Limited Partners participating in such Resale Distribution that (i) specifies the amount of Registrable Securities that Eclipse Holdings anticipates distributing to such Limited Partner in the Resale Distribution and (ii) sets forth the information contained in the Piggyback Notice, and the Limited Partners may thereafter include such Registrable Securities in the Piggyback Registration if written notice is provided by the Limited Partners to the Company within the time periods, and with the required information, set forth in the previous sentence.

(ii) If a Holder decides not to include for registration in an offering contemplated by this Section 2(c) (and any related registration, if applicable) such Holder’s Registrable Securities following the receipt of a Piggyback Notice, such Holder shall nevertheless continue to have the right to include any of such Holder’s Registrable Securities in any subsequent offering contemplated by this Section 2(c) (and any related registration, if applicable) in accordance with this Section 2(c).

(iii) If the managing underwriter or managing underwriters of an Underwritten Offering advise the Company and the Holders that in their reasonable opinion that the inclusion of all of the Registrable Securities requested for inclusion in an Underwritten Offering (other than a Requested Underwritten Offering) would likely have an adverse effect on the price, timing, marketing or distribution of Common Stock proposed to be included in such offering, the Company shall include in such Underwritten Offering only that number of shares of Common Stock proposed to be included in such Underwritten Offering that, in the reasonable opinion of the managing underwriter or managing underwriters, will not have such effect, with such number to be allocated as follows: (A) first, to the Company, (B) second, if there remains availability for additional shares of Common Stock to be included in such Underwritten Offering following the allocation to the Company under (A), pro rata among the Parties (other than the Company) that (prior to any cutback) would participate in such Underwritten Offering based on the relative number of Registrable Securities that would be held by each such Party following any related Resale Distribution, if any, and (C) if there remains availability for additional shares of Common Stock to be included in such registration following the allocation to the Parties under (B), third pro rata among all other Persons holding Common Stock who may be seeking to register such Common Stock pursuant to incidental or piggyback registration rights based on the number of Common Stock such Person is entitled to include in such registration.

(iv) Any Holder or Limited Partner shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the effectiveness of such Registration Statement and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder or Limited Partner shall no longer have any right to include Registrable Securities in the Piggyback Registration as to which such withdrawal was made.

(v) The Company shall have the right to terminate or suspend any registered offering as to which Holders have a right to a Piggyback Registration pursuant to this Section 2(c) (other than any registered offering initiated by a Holder pursuant to Section 2(a)–(b)) at any time in its sole discretion, and without any obligation to any Party (whether or not such Party has elected to exercise its right to a Piggyback Registration pursuant to this Section 2(c)).

(vi) For the avoidance of doubt, this Section 2(c) shall not apply with respect to the initial public offering of the Company’s Common Stock.

3. Registration and Underwritten Offering Procedures.

The procedures to be followed by the Company and each Selling Stockholder electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and such Selling Stockholders with respect to the preparation, filing and effectiveness of such Registration Statement and the effectuation of any Underwritten Offering, are as follows:

(a) in connection with a Demand Registration, the Company will, at least three (3) Business Days prior to the anticipated filing of the Registration Statement and any related Prospectus or any amendment or supplement thereto (other than, after effectiveness of the Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), (i) furnish to such Selling Stockholders copies of all such documents prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Selling Stockholders reasonably shall propose prior to the filing thereof.

(b) in connection with a Piggyback Registration or a Requested Underwritten Offering, the Company will, at least three (3) Business Days prior to the anticipated filing of any initial Registration Statement that identifies the Selling Stockholders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name the Selling Stockholders and provide information with respect thereto), as applicable, (i) furnish to such Selling Stockholders copies of any such Registration Statement or related Prospectus or amendment or supplement thereto that identify the Selling Stockholder and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Selling Stockholders and provide information with respect thereto) prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Selling Stockholders reasonably shall propose prior to the filing thereof.

(c) The Company will use commercially reasonable efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide such Selling Stockholders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Selling Stockholders as selling stockholders but not any comments that would result in the disclosure to such Selling Stockholders of material and non-public information concerning the Company.

(d) The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(e) The Company will notify such Selling Stockholders who are included in a Registration Statement as promptly as reasonably practicable: (i)(A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which such Selling Stockholder is included has been filed; (B) when the Commission notifies the Company whether there will be a “review” of the applicable Registration Statement and whenever the

Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of such Selling Stockholders that pertain to such Selling Stockholders as selling stockholders); and (C) with respect to each applicable Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Selling Stockholders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading).

(f) The Company will use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period or Suspension Period, as promptly as reasonably practicable after such Blackout Period or Suspension Period is over.

(g) During the Effectiveness Period, the Company will furnish to each Selling Stockholder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Selling Stockholder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, however, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(h) The Company will promptly deliver to each Selling Stockholder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Selling Stockholder may reasonably request during the Effectiveness Period. Subject to the terms of this Agreement, including Section 3(o), the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Stockholders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(i) The Company will cooperate with such Selling Stockholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Selling Stockholder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the Effective Date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Selling Stockholder of such Registrable Securities under the Registration Statement.

(j) Upon the occurrence of any event contemplated by Section 3(e)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) In connection with any Requested Underwritten Offering, the Company will use commercially reasonable efforts to cause appropriate officers and employees to be available, on a customary basis and upon reasonable notice, to meet with prospective investors in presentations, meetings and “road shows.”

(l) With respect to Underwritten Offerings, (i) the right of any Selling Stockholder to include such Selling Stockholder’s Registrable Securities in an Underwritten Offering shall be conditioned upon such Selling Stockholder’s participation in such underwriting and the inclusion of such Selling Stockholder’s Registrable Securities in the underwriting to the extent provided herein, (ii) each Selling Stockholder participating in such Underwritten Offering agrees to enter into an underwriting agreement in customary form and sell such Selling Stockholder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled to select the managing underwriter or managing underwriters hereunder and (iii) each Selling Stockholder participating in such Underwritten Offering agrees to complete and execute all questionnaires, powers of attorney, indemnities, custody agreements, lock-ups, “hold back” agreements, and other documents reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each Selling Stockholder that, in connection with any Underwritten Offering in accordance with the terms hereof, it will negotiate in good faith and execute all customary indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions, auditor “comfort” letters and reports of independent petroleum engineers of the Company relating to the oil and gas reserves of the Company included in the Registration Statement if the Company has had its reserves prepared, audited or reviewed by an independent petroleum engineer. In the event such Selling Stockholders seek to complete an Underwritten Offering, for a reasonable period prior to the filing of any Registration Statement and throughout the Effectiveness Period, the Company will make available upon reasonable notice at the Company’s principal place of business or such other reasonable place for inspection during normal business hours by the managing underwriter or managing underwriters selected in accordance with this Section 3(l) such financial and other information and books and records of the Company (collectively, the “Records”), and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any Records under this Section 3(l) if (i) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such Records, or (ii) if either (A) the Company has requested and been granted from the Commission confidential treatment of such Records contained in any filing with the Commission or documents provided supplementally or otherwise or (B) the Company reasonably determines in good faith that such Records are confidential and so notifies the Person so inspecting in writing, unless prior to furnishing any such Records with respect to clause (ii) such Person requesting such Records agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each Party agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential.

(m) Each Selling Stockholder agrees to furnish to the Company any other information regarding the Selling Stockholder and the distribution of such securities as the Company reasonably determines is required to be included in any Registration Statement or any prospectus or prospectus supplement relating to an Underwritten Offering.

(n) Notwithstanding any other provision of this Agreement, the Company shall not be required to file a Registration Statement (or any amendment thereto) or effect a Requested Underwritten Offering (or, if the Company has filed a Shelf Registration Statement and has included Registrable Securities therein, the Company shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement) for a period of up to 60 days, if (A) the Board determines that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company, or any proposed financing, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Company), (B) the Board determines such registration would render the Company unable to comply with applicable securities laws, (C) the Board determines such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (D) audited financial statements as of a date other than the fiscal year end of the Company would be required to be prepared (any such period, a “Blackout Period”); provided, however, that in no event shall any Blackout Period together with any Suspension Period collectively exceed an aggregate of 120 days in any 12 month period. In addition, if the Company receives a Demand Notice and the Company is then in the process of preparing to engage in a public offering, the Company shall inform the Initiating Holder of the Company’s intent to engage in a public offering and may require the Initiating Holder to withdraw the Demand Notice for a period of up to one hundred twenty (120) days so that the Company may complete its public offering. In the event that the Company ceases to pursue such public offering, it shall promptly inform the Initiating Holder, and the Initiating Holder shall be permitted to submit a new Demand Notice.

(o) Discontinued Disposition. Each Selling Stockholder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(e), such Selling Stockholder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Selling Stockholder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3(j) or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”). During any Suspension Period, if so directed by the Company, such Selling Stockholder must deliver to the Company all copies in its possession, other than permanent file copies then in the Selling Stockholder’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice, and shall keep the information contained in such, as well as any knowledge related to the reason for the Suspension Period, confidential. The Company may provide appropriate stop orders to enforce the provisions of this Section 3(o).

(p) Except as otherwise specifically provided in this Agreement, in all offerings of the Company’s securities the Company shall have sole discretion to select the underwriters.

4. No Inconsistent Agreements. With the exception of the Senior Notes Registration Rights Agreement, the Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent in any material respect with the rights granted to the Parties by this Agreement.

5. Registration Expenses. All Registration Expenses incident to the Company’s performance of or compliance with its obligations under this Agreement shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market. The Company shall not be required to pay any Selling Expenses, fees of any counsel retained by any underwriter with respect to any Requested Underwritten Offering, or any other expenses of the Parties (other than the Company) not specifically required to be paid pursuant to this Section 5.

6. Indemnification.

(a) The Company shall indemnify and hold harmless each Selling Stockholder whose Registrable Securities are covered by a Registration Statement, each Person who controls such Selling Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and each of their respective officers and directors and any agent thereof (collectively, “Selling Stockholder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Selling Stockholder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities of such Selling

Stockholder were registered, in any related preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any related summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to any Selling Stockholder Indemnified Person to the extent that any such claim arises out of, is based upon or results from: (i) an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder Indemnified Person or any underwriter specifically for use in the preparation thereof; or (ii) any sales by a Selling Stockholder after the delivery by the Company to such Selling Stockholder of written notice of a Suspension Period and before the written confirmation by the Company that sales may be resumed. The Company shall notify the Selling Stockholders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have.

(b) In connection with any Registration Statement in which a Selling Stockholder participates, all such participating Selling Stockholders shall, severally and not jointly, indemnify and hold harmless the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and each of their respective officers, directors and any agent thereof to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder for use therein and (ii) any sales by such Selling Stockholders after the delivery by the Company to such Selling Stockholders of written notice of a Suspension Period and before the written confirmation by the Company that sales may be resumed. This indemnity shall be in addition to any liability such Selling Stockholder may otherwise have. In no event shall the liability of any Selling Stockholder hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Stockholder under the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim. The delay or failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder except to the extent that the indemnifying party has been prejudiced by such delay or failure. An indemnifying party shall not be liable for any settlement effected by the indemnified party without the written consent of such indemnifying party.

(d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall any contribution by a Selling Stockholder hereunder exceed the net proceeds from the offering received by such Selling Stockholder.

7. Facilitation of Sales Pursuant to Rule 144. For so long as the Company is subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, the Company shall (i) timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and (ii) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

8. Duration of Agreement. The Company shall have no further obligations pursuant to this Agreement on the first date no Registrable Shares are outstanding after their original issuance; provided, however, that the Company’s and any Selling Stockholder’s obligations under Section 6 shall survive such termination. Eclipse Holdings shall cease to be a Party to this Agreement and have no further rights hereunder on the date on which it no longer holds Registrable Securities, and each Party (other than Eclipse Holdings and the Company) shall cease to be a Party to this Agreement and shall have no further rights hereunder on the date on which neither Eclipse Holdings nor such Party holds Registrable Securities.

9. Miscellaneous.

(a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Parties. The Company shall provide prior notice to all Parties of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions of this Agreement with respect to a matter that relates exclusively to the rights of Selling Stockholders whose Registrable Securities are being sold pursuant to a Registration Statement and that does not materially adversely affect the rights of other Parties may be given by Selling Stockholders selling of a majority of the Registrable Securities being sold pursuant to such Registration Statement.

(c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section 9(c) prior to 5:00 p.m. Central Time on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. Central Time on any date and earlier than 11:59 p.m. Central Time on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, (iv) the date of delivery, if delivered personally, or (v) upon actual receipt by the Party to whom such notice is required to be given. The contact information for such notices and communications shall be as set forth on the signature pages hereto (or as any such party may designate by written notice to the other parties in accordance with this Section 9(c)).

(d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 9(d), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company. Notwithstanding anything in the foregoing to the contrary, the registration rights of Eclipse Holdings or any EnCap Party pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent (but only with all related obligations) with respect to such Registrable Securities by such Party to a transferee of such Registrable Securities; provided (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders.

(e) No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the parties hereto or their respective successors and permitted assigns, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

(f) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(g) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to its choice of law or conflict of law provisions or rules. Each of the Parties irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties agrees that a judgment in any such suit, action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(h) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(i) Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and should not affect in any way the meaning or interpretation of this Agreement.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous contracts, agreements and understandings with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

ECLIPSE RESOURCES CORPORATION

By:	/s/ Benjamin W. Hulburt
Name: Benjamin W. Hulburt
Title: President and Chief Executive Officer

Information for Notice:

Eclipse Resources Corporation
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: General Counsel
Fax: (480) 393-4565
Electronic mail: chulburt@eclipseresouces.com

With a copy to:

Fulbright & Jaworski LLP
(a member of Norton Rose Fulbright)
2200 Ross Avenue, Suite 2800
Dallas, Texas 75201
Attention: Glen J. Hettinger
Fax: (214) 855-8000
Electronic mail: glen.hettinger@nortonrosefulbright.com

ECLIPSE RESOURCES HOLDINGS, L.P.

By:	/s/ Benjamin W. Hulburt
Name: Benjamin W. Hulburt
Title: President and Chief Executive Officer

Information for Notice:

Eclipse Resources Holdings, L.P.
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: Board of Managers
Fax: (480) 393-4565
Electronic mail: bhulburt@eclipseresources.com

[Registration Rights Agreement – Eclipse Resources Corporation]

ENCAP ENERGY CAPITAL FUND VIII, L.P.

By:	EnCap Equity Fund VIII GP, L.P.,
General Partner of EnCap Energy Capital Fund VIII, L.P.

By:	EnCap Investments L.P.,
General Partner of EnCap Equity Fund VIII GP, L.P.

By:	EnCap Investments GP, L.L.C.,
General Partner of EnCap Investments L.P.

By:	/s/ Robert L. Zorich
Name: Robert L. Zorich
Title: Managing Partner

Information for Notice:

c/o EnCap Investments L.P.
1100 Louisiana, Suite 4900
Houston, Texas 77002
Attention: Mark E. Burroughs, Jr.
Fax: (713) 659-6130
Electronic mail: mburroughs@encapinvestments.com

With a copy to:

Thompson & Knight LLP
333 Clay Street, Suite 3300
Houston, Texas 77002
Attention: Michael K. Pierce
Fax: (832) 397-8049
Electronic mail: michael.pierce@tklaw.com

[Registration Rights Agreement – Eclipse Resources Corporation]

ENCAP ENERGY CAPITAL FUND VIII CO-INVESTORS, L.P.

By:	EnCap Equity Fund VIII GP, L.P.,
General Partner of EnCap Energy Capital Fund VIII Co-
Investors, L.P.

By:	EnCap Investments L.P.,
General Partner of EnCap Equity Fund VIII GP, L.P.

By:	EnCap Investments GP, L.L.C.,
General Partner of EnCap Investments L.P.

By:	/s/ Robert L. Zorich
Name: Robert L. Zorich
Title: Managing Partner

Information for Notice:

c/o EnCap Investments L.P.
1100 Louisiana, Suite 4900
Houston, Texas 77002
Attention: Mark E. Burroughs, Jr.
Fax: (713) 659-6130
Electronic mail: mburroughs@encapinvestments.com

With a copy to:

Thompson & Knight LLP
333 Clay Street, Suite 3300
Houston, Texas 77002
Attention: Michael K. Pierce
Fax: (832) 397-8049
Electronic mail: michael.pierce@tklaw.com

[Registration Rights Agreement – Eclipse Resources Corporation]

ENCAP ENERGY CAPITAL FUND IX, L.P.

By:	EnCap Equity Fund IX GP, L.P.,
General Partner of EnCap Energy Capital Fund IX, L.P.

By:	EnCap Investments L.P.,
General Partner of EnCap Equity Fund IX GP, L.P.

By:	EnCap Investments GP, L.L.C.,
General Partner of EnCap Investments L.P.

By:	/s/ Robert L. Zorich
Name: Robert L. Zorich
Title: Managing Partner

Information for Notice:

c/o EnCap Investments L.P.
1100 Louisiana, Suite 4900
Houston, Texas 77002
Attention: Mark E. Burroughs, Jr.
Fax: (713) 659-6130
Electronic mail: mburroughs@encapinvestments.com

With a copy to:

Thompson & Knight LLP
333 Clay Street, Suite 3300
Houston, Texas 77002
Attention: Michael K. Pierce
Fax: (832) 397-8049
Electronic mail: michael.pierce@tklaw.com

[Registration Rights Agreement – Eclipse Resources Corporation]

THE HULBURT FAMILY II LIMITED PARTNERSHIP

By:	BWH Management Company II, LLC,
General Partner of The Hulburt Family II Limited Partnership

By:	/s/ Benjamin W. Hulburt
Name: Benjamin W. Hulburt
Title: Manager

Information for Notice:

c/o Eclipse Resources Corporation
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: Benjamin W. Hulburt
Fax: (480) 393-4565
e-mail: bhulburt@eclipseresources.com

CKH PARTNERS II, L.P.

By:	CKH Management Company II, LLC
General Partner of CKH Partners II, L.P.

By:	/s/ Christopher K. Hulburt
Name: Christopher K. Hulburt
Title: Manager

Information for Notice:

c/o Eclipse Resources Corporation
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: Christopher K. Hulburt
Fax: (480) 393-4565
e-mail: chulburt@eclipseresources.com

[Registration Rights Agreement – Eclipse Resources Corporation]

KIRKWOOD CAPITAL, L.P.

By:	Mountaineer Ventures, LLC,
General Partner of Kirkwood Capital, L.P.

By:	/s/ Thomas S. Liberatore
Name: Thomas S. Liberatore
Title: Manager

Information for Notice:

c/o Eclipse Resources Corporation
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: Thomas S. Liberatore
Fax: (480) 393-4565
e-mail: tliberatore@eclipseresources.com

ECLIPSE MANAGEMENT, L.P.

By:	Eclipse Management GP, LLC,
General Partner of Eclipse Management, L.P.

By:	/s/ Benjamin W. Hulburt
Name: Benjamin W. Hulburt
Title: President and Chief Executive Officer

Information for Notice:

c/o Eclipse Resources Corporation
2121 Old Gatesburg Road, Suite 110
State College, Pennsylvania 16803
Attention: Benjamin W. Hulburt
Fax: (480) 393-4565
e-mail: bhulburt@eclipseresources.com

[Registration Rights Agreement – Eclipse Resources Corporation]